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                                                                      EXHIBIT 23



  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-133420) of Vernalis plc of our report dated June 29, 2006 relating to the financial statements which appears in this Annual Report on Form 20-F for the year ended December 31, 2005.




  PricewaterhouseCoopers LLP
  London, England
  June 29, 2006